                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: April 9, 2002
                                          -------------


                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



         Virginia                         0-25762               54-1719855
-----------------------------        ----------------        ----------------
(State or other jurisdiction of      (Commission              (IRS Employer
       incorporation)                 File Number)           Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                   23060
--------------------------------------------------               --------------
  (Address of principal executive offices)                         (Zip Code)

              (Registrant's telephone number, including area code):
                                 (804) 967-1000

         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.         OTHER EVENTS
                ------------
                The March 2002 monthly Certificateholder's Statements to investors were distributed April 9, 2002.


ITEM 7 (c).     EXHIBITS
                --------

                The following are filed as exhibits to this Report under
                Exhibit 20:

                1.  March performance Summary
                2. Series 1996-3 Class A and Class B Certificateholder's Statements for the month of March 2002.
                3. Series 1997-1 Class A and Class B Certificateholder's Statements for the month of March 2002.
                4. Series 1997-2 Class A and Class B Certificateholder's Statements for the month of March 2002.
                5. Series 1998-1 Class A and Class B Certificateholder's Statements for the month of March 2002.
                6. Series 1998-4 Class A and Class B Certificateholder's Statements for the month of March 2002.
                7. Series 1999-1 Class A and Class B Certificateholder's Statements for the month of March 2002
                8. Series 1999-2 Class A and Class B Certificateholder's Statements for the month of March 2002
                9. Series 1999-3 Class A and Class B Certificateholder's Statements for the month of March 2002
                10. Series 2000-1 Class A and Class B Certificateholder's
                    Statements for the month of March 2002
                11. Series 2000-2 Class A and Class B Certificateholder's
                    Statements for the month of March 2002
                12. Series 2000-3 Class A and Class B Certificateholder's
                    Statements for the month of March 2002
                13. Series 2000-4 Class A and Class B Certificateholder's
                    Statements for the month of March 2002
                14. Series 2000-5 Class A and Class B Certificateholder's
                    Statements for the month of March 2002
                15. Series 2001-1 Class A and Class B Certificateholder's
                    Statements for the month of March 2002
                16. Series 2001-2 Class A and Class B Certificateholder's
                    Statements for the month of March 2002
                17. Series 2001-3 Class A and Class B Certificateholder's
                    Statements for the month of March 2002
                18. Series 2001-4 Class A and Class B Certificateholder's
                    Statements for the month of March 2002

                19. Series 2001-5 Class A and Class B Certificateholder's
                    Statements for the month of March 2002
                20. Series 2001-6 Class A and Class B Certificateholder's
                    Statements for the month of March 2002
                21. Series 2001-7 Class A and Class B Certificateholder's
                    Statements for the month of March 2002
                22. Series 2001-8 Class A and Class B Certificateholder's
                    Statements for the month of March 2002
                23. Series 2002-1 Class A and Class B Certificateholder's
                    Statements for the month of March 2002
                24. Trust Excess Spread Analysis




                                    SIGNATURE
                                    ---------

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                            CAPITAL ONE MASTER TRUST

                                            By:  CAPITAL ONE BANK
                                                 Servicer


                                            By:   /s/ Tom Feil
                                                 -------------------------------

                                                 Tom Feil
                                                 Director of Capital Markets

Date:  April 9, 2002

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                               -------------------



                                    EXHIBITS

                                       TO

                                    FORM 8-K




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                       SEQUENTIALLY
EXHIBIT                                                                NUMBERED
NUMBER            EXHIBITS                                             PAGE
-------           --------                                             ------------
    1             March performance Summary                                  07

    2             Series 1996-3 Class A and Class B Certificate-
                  holder's Statements for the month of March 2002            09

    3             Series 1997-1 Class A and Class B Certificate-
                  holder's Statements for the month of March 2002            11

    4             Series 1997-2 Class A and Class B Certificate-
                  holder's Statements for the month of March 2002            13

    5             Series 1998-1 Class A and Class B Certificate-
                  holder's Statements for the month of March 2002            16

    6             Series 1998-4 Class A and Class B Certificate-
                  holder's Statements for the month of March 2002            18

    7             Series 1999-1 Class A and Class B Certificate-
                  holder's Statements for the month of March 2002            20

    8             Series 1999-2 Class A and Class B Certificate-
                  holder's Statements for the month of March 2002            22

    9             Series 1999-3 Class A and Class B Certificate-
                  holder's Statements for the month of March 2002            24

    10            Series 2000-1 Class A and Class B Certificate-
                  holder's Statements for the month of March 2002            26

    11            Series 2000-2 Class A and Class B Certificate-
                  holder's Statements for the month of March 2002            28

    12            Series 2000-3 Class A and Class B Certificate-
                  holder's Statements for the month of March 2002            30

    13            Series 2000-4 Class A and Class B Certificate-
                  holder's Statements for the month of March 2002            32

    14            Series 2000-5 Class A and Class B Certificate-
                  holder's Statements for the month of March 2002            34

    15            Series 2001-1 Class A and Class B Certificate-
                  holder's Statements for the month of March 2002            36

    16            Series 2001-2 Class A and Class B Certificate-
                  holder's Statements for the month of March 2002            38

    17            Series 2001-3 Class A and Class B Certificate-
                  holder's Statements for the month of March 2002            40

    18            Series 2001-4 Class A and Class B Certificate-
                  holder's Statements for the month of March 2002            42

    19            Series 2001-5 Class A and Class B Certificate-
                  holder's Statements for the month of March 2002            44

    20            Series 2001-6 Class A and Class B Certificate-
                  holder's Statements for the month of March 2002            46

    21            Series 2001-7 Class A and Class B Certificate-
                  holder's Statements for the month of March 2002            48

    22            Series 2001-8 Class A and Class B Certificate-
                  holder's Statements for the month of March 2002            50

    23            Series 2002-1 Class A and Class B Certificate-
                  holder's Statements for the month of March 2002            52

    24            Trust Excess Spread Analysis                               54